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                                                                   Exhibit 10.14

               [LOGO] AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

                                STANDARD SUBLEASE
                (LONG-FORM TO BE USED WITH PRE-1996 AIR LEASES)

     1. PARTIES. This Sublease, dated, for reference purposes only, May 30, 2001, is made by and between SAVI Technology, Inc. ("SUBLESSOR") and Infogrames, Inc. ("SUBLESSEE").

     2. PREMISES. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property, including all improvements therein, and commonly known by the street address of 615 Tasman Avenue, Sunnyvale located in the County of Santa Clara, State of California and generally described as (describe briefly the nature of the property) Approximately 15,000 square feet of space as per Exhibit 2. ("PREMISES")

     3.  TERM.
         3.1 TERM. The term of this Sublease shall be for thirty-six (36) months from the date of commencement. Refer to First Addendum to Sublease,
Section 1, for Sublease commencement date.

         3.2 DELAY IN COMMENCEMENT. Sublessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises by the commencement date. If, despite said efforts, Sublessor is unable to deliver possession as agreed, Sublessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Sublease. Sublessee shall not, however, be obligated to pay Rent or perform its other obligations until it receives possession of the Premises. If possession is not delivered within sixty days after the commencement date, Sublessee may, at its option, by notice in writing within ten days after the end of such sixty day period, cancel this Sublease, in which event the Parties shall be discharged from all obligations hereunder. If such written notice is not received by Sublessor within said ten day period, Sublessee's right to cancel shall terminate. Except as otherwise provided, if possession is not tendered to Sublessee when required and Sublessee does not terminate this Sublease, as aforesaid, any period of rent abatement that Sublessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Sublessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts or omissions of Sublessee. If possession is not delivered within 120 days after the commencement date, this Sublease shall automatically terminate unless the Parties agree, in writing, to the contrary.

     4.  RENT.

         4.1 BASE RENT. Sublessee shall pay to Sublessor as Base Rent for the Premises equal monthly payments of (refer to First Addendum to Standard Sublease, Section 2), in advance, on the first day of each month of the term hereof. Sublessee shall pay Sublessor upon the execution hereof 33,750.00 as Base Rent for July 1, 2001 - July 31, 2001. Base Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment.

         4.2 RENT DEFINED. All monetary obligations of Sublessee to Sublessor under the terms of this Sublease (except for the Security Deposit) are deemed to be rent ("RENT"). Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

     5. SECURITY DEPOSIT. Sublessee shall deposit with Sublessor upon execution hereof $67,500.00 as security for Sublessee's faithful performance of Sublessee's obligations hereunder. If Sublessee fails to pay Rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease, Sublessor may use, apply or retain all or any portion of said deposit for the payment of any Rent or other charge in default or for the payment of any other sum to which Sublessor may become obligated by reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby. If Sublessor so uses or applies all or any portion of said deposit, Sublessee shall within ten days after written demand therefore forward to Sublessor an amount sufficient to restore said Deposit to the full amount provided for herein and Sublessee's failure to do so shall be a material breach of this Sublease. Sublessor shall not be required to keep said Deposit separate from its general accounts. If Sublessee performs all of Sublessee's obligations hereunder, said Deposit, or so much thereof as has not therefore been applied by Sublessor, shall be returned, without payment of interest to Sublessee (or at Sublessor's option, to the last assignee, if any, of Sublessee's interest hereunder) at the expiration of the term hereof, and after Sublessee has vacated the Premises. No trust relationship is created herein between Sublessor and Sublessee with respect to said Security Deposit.

     6.  USE.

         6.1 AGREED USE. The Premises shall be used and occupied only for office and research & development and for no other purposes.

     6.2 COMPLIANCE. To Sublessor's actual knowledge, without investigation, the improvements on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances with respect to building codes ("APPLICABLE REQUIREMENTS") in effect on the commencement date. Said warranty does not apply to the use to which Sublessee will put the Premises or to any alterations or utility installations made or to be made by Sublessee. NOTE: Sublessee is responsible for determining whether or not the zoning is appropriate for its intended use, and acknowledges that past uses of the Premises may no longer be allowed.


(c) 1997-American Industrial Real Estate Association            Form SBL-1-3/97E


                                  Page 1 of 4
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the Applicable Requirements are hereafter changed so as to require during the term of this Sublease the construction of an addition to or an alteration of the Building, the remediation of any Hazardous Substance, or the reinforcement or other physical modification of the Building ("CAPITAL EXPENDITURE"), Sublessor and Sublessee shall allocate the cost of such work as follows:

          (a) If such Capital Expenditures are required as a result of the specific and unique use of the Premises by Sublessee as compared with uses by tenants in general, Sublessee shall be fully responsible for the cost thereof provided, however, that if such Capital Expenditure is required during the last two years of this Sublease and the cost thereof exceeds six months' Base Rent, Sublessee may instead terminate this Sublease unless Sublessor notifies Sublessee in writing, within ten days after receipt of Sublessee's termination notice that Sublessor has elected to pay the difference between the actual cost thereof and the amount equal to six months' Base Rent. If the Parties elect termination, Sublessee shall immediately cease the use of the Premises which requires such Capital Expenditure and deliver to Sublessor written notice specifying a termination date at least ninety days thereafter.

          (b) If such Capital Expenditure is not the result of the specific and unique use of the Premises by Sublessee (such as governmentally mandated seismic modifications, then Sublessor shall pay for said Capital Expenditure and the cost thereof shall be prorated between the Sublessor and Sublessee and Sublessee shall only be obligated to pay, each month during the remainder of the term of this Sublease, on the date on which Rent is due, an amount equal to the product of multiplying the cost of such Capital Expenditure by a fraction, the numerator of which is one, and the denominator of which is the number of months of the useful life of such Capital Expenditure as such useful life is specified pursuant to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then commercially reasonable in the judgment of Sublessor's accountant), with Sublessee reserving the right to prepay its obligation at any time. Provided, however, that if such Capital Expenditure is required during the last two years of this Sublease or if Sublessor reasonably determines that it is not economically feasible to pay its share thereof, Sublessor shall have the option to terminate this Sublease upon ninety days prior written notice to Sublessee unless Sublessee notifies Sublessor, in writing, within ten days after receipt of Sublessor's termination notice that Sublessee will pay for such Capital Expenditure. If Sublessor does not elect to terminate, and fails to tender its share of any such Capital Expenditure, Sublessee may advance such funds and deduct same, with interest, from Rent until Sublessor's share of such costs have been fully paid. If Sublessee is unable to finance Sublessor's share, or if the balance of the Rent due and payable for the remainder of this Sublease is not sufficient to fully reimburse Sublessee on an offset basis, Sublessee shall have the right to terminate this Sublease upon ten days written notice to Sublessor.

          (c) Notwithstanding the above, the provisions concerning Capital Expenditures apply only to non voluntary, unexpected, and new Applicable Requirements. If the Capital Expenditures are instead triggered by Sublessee as a result of an actual or proposed change in use, change in intensity of use, or modification to the Premises then, that in the event, Sublessee shall be fully responsible for the cost thereof, and Sublessee shall not have any right to terminate this Sublease.

         6.3   ACCEPTANCE OF PREMISES AND LESSEE. Sublessee acknowledges that:

         (a) It has been advised by Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements), and their suitability for Sublessee's intended use,
          (b) Sublessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, and

          (c) neither Sublessor, Sublessor's agents, nor any Broker has made any oral or written representations or warranties with respect to said matters other than as set forth in this Sublease.

In addition, Sublessor acknowledges that:

          (a) Broker has made no representations, promises or warranties concerning Sublessee's ability to honor the Sublease or suitability to occupy the Premises, and

          (b) It is Sublessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

     7.   MASTER LEASE

          7.1 Sublessor is the lessee of the Premises by virtue of a lease, hereinafter the "MASTER LEASE", a copy of which is attached hereto marked
Exhibit 1, wherein Landmark Asset Management Group is the lessor, hereinafter the "MASTER LESSOR".

          7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.

          7.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be in the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, whenever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herein.

          7.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor as it relates to the Subleased Premises under the Master Lease except for the following paragraphs which are excluded therefrom:

Refer to Addendum to Sublease Section 16

          7.5 The obligations that Sublessee has assumed under paragraph 7.4 hereof are hereinafter referred to as the "SUBLESSEE'S ASSUMED OBLIGATIONS". The obligations that Sublessee has not assumed under paragraph 7.4 hereof are hereinafter referred to as the "SUBLESSOR'S REMAINING OBLIGATIONS".

          7.6 Sublessee shall hold Sublessor free and harmless from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

          7.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

          7.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any Party to the Master Lease.

     8.   ASSIGNMENT OF SUBLEASE AND DEFAULT.

          8.1 Sublessor hereby assigns and transfers to Master Lessor the Sublessor's interest in this Sublease, subject however to the provisions of Paragraph 8.2 hereof.

          8.2 Master Lessor, by executing this document, agrees that until a Default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the Rent accruing under this Sublease. However, if Sublessor shall Default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect directly from Sublessee, all Rent owing and to be owed under this Sublease. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the Rent from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.

          8.3 Sublessor hereby irrevocably authorizes and directs Sublessee upon receipt of any written notice from the Master Lessor stating that a Default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the Rent due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such Rent to Master Lessor without any obligation or right to inquire as to whether such Default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such Rent so paid by Sublessee.

(C)1997 - American Industrial Real Estate Association           FORM SBL-1-3/97E


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          8.4  No changes or modifications shall be made to this Sublease without the consent of Master Lessor.
     9.   CONSENT OF MASTER LESSOR.


          9.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then, this Sublease shall not be effective unless, within thirty days of the date hereof, Master Lessor signs this Sublease thereby giving its consent to this Subletting.
          9.3  In the event that Master Lessor does give such consent then:
               (a) Such consent shall not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the Rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.
               (b) The acceptance of Rent by Master Lessor from Sublessee or anyone else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.
               (c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.
               (d) In the event of any Default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or anyone else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.
               (e) Master Lessor may consent to subsequent sublettings and assignments of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor or anyone else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.
               (f) In the event that Sublessor shall Default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid Rent nor any Security Deposit paid by Sublessee, nor shall Master
Lessor be liable for any other Defaults of the Sublessor under the Sublease.
          9.4 The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease.
          9.5 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no Default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.
          9.6 In the event that Sublessor Defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any Default of Sublessor described in any notice of default within ten days after service of such notice of default on Sublessee. If such Default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.
     10.  BROKERS FEES.

          REFER TO ADDENDUM TO SUBLEASE SECTION 18.


     11. ATTORNEY'S FEES. If any party or the Broker named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court.
     12. ADDITIONAL PROVISIONS. [If there are no additional provisions, draw a line from this point to the next printed word after the space left here. If there are additional provisions place the same here. See Addendum

(C)1997 - American Industrial Real Estate Association           FORM SBL-1-3/97E

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ATTENTION:  NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN
INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY REAL ESTATE BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS SUBLEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1. SEEK ADVANCE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS
SUBLEASE.

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES, SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PROPERTY, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR SUBLESSEE'S INTENDED USE.

WARNING: IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE SUBLEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED.



Executed at:                                 SAVI Technology, Inc.
            ----------------------------     -----------------------------------


on:                                          By     illegible
   -------------------------------------       ---------------------------------

Address:                                     By
        --------------------------------       ---------------------------------
                                             "Sublessor" (Corporate Seal)




Executed at:                                 Infogrames, Inc.
            ----------------------------     -----------------------------------


on:                                          By  Yves Blehaut
   -------------------------------------       ---------------------------------

Address:                                     By
        --------------------------------       ---------------------------------
                                             "Sublessee" (Corporate Seal)





Executed at:                                 Landmark Asset Management Group
            ----------------------------     -----------------------------------


on:                                          By
   -------------------------------------       ---------------------------------

Address:                                     By
        --------------------------------       ---------------------------------
                                             "Master Lessor" (Corporate Seal)







NOTE: THESE FORMS ARE OFTEN MODIFIED TO MEET CHANGING REQUIREMENTS OF LAW AND NEEDS OF THE INDUSTRY. ALWAYS WRITE OR CALL TO MAKE SURE YOU ARE UTILIZING THE MOST CURRENT FORM: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 SO. FLOWER ST. SUITE 600, LOS ANGELES, CA 90017. (213) 687-8777.




(C)1997 - American Industrial Real Estate Association           FORM SBL-1/3/97E


                                  Page 4 of 4
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                      FIRST ADDENDUM TO STANDARD SUBLEASE


     This First Addendum to Standard Sublease (this "Addendum") is made by and between Savi Technology, Inc. ("Sublessor") and Infogrames, Inc. ("Sublessee"), to be a part of that certain Sublease of May 30, 2001, herewith between Sublessor and Sublessee (the "Sublease"). Sublessor and Sublessee agree that, notwithstanding anything to the contrary in the Sublease, the Sublease is hereby modified and supplemented as set forth below. In the event of any conflict between the terms of the Sublease and this Addendum, the terms of this Addendum shall be controlling and shall take precedence.

     1. Commencement. The Sublease term shall commence two (2) weeks following full execution and consent of Sublease, estimated to be July 1, 2001 (the "Commencement Date"), unless conditions beyond the control of Sublessor prevent Sublessee from taking possession on July 1, 2001; in such event, Commencement Date shall be the date that the Premises is available for Sublessee to move in. Sublessee shall have the right to access the Premises during business hours for planning and preliminary installation of phones and networking equipment, etc., immediately upon execution of the Sublease. Such early occupancy shall be subject to all of the provisions of the Sublease, except the obligation to pay rent.

     2. Rent. Sublessee shall pay to Sublessor as Base Rent for the Premises monthly payments as per the following schedule:

          July 2001 - June 2002    $33,750.00 per month
          July 2002 - June 2003    $34,762.50 per month
          July 2003 - June 2004    $35,805.38 per month

     Sublessee shall pay to Sublessor as additional rent the same amount per square foot of the Premises that Sublessor is required to pay to Master Lessor as "Additional Rent" (as defined in Section 3.2 of the Master Lease) excluding late charges, interest, penalties and the like that Sublessor is required to pay to Master Lessor as the result of Sublessor's failure to make timely payments or other Sublessor failures to perform.

     3. Condition of Premises. Sublessor shall deliver possession of the Premises broom clean condition and free of refuse and in good condition, with the building systems, including but not limited to plumbing, electrical and HVAC, in good operating order and the roof in good condition. Sublessee's acceptance of the Premises shall not be deemed a waiver of the foregoing.

     4. Sublease. Notwithstanding the terms of Section 7.3 of the Sublease, any references to "Landlord" contained in the following sections of the Master Lease shall be deemed to refer to the Master Landlord only: Sections 4.2, 4.3, 4.4, 4.5, 4.6 (except the last reference, which shall refer to both the Master Landlord and Sublessor), 1.9, 6.3, 5.3, 5.4, 6.1(c), 6.1(e), 6.2, 7.2(d), 9.2,
11.1, 12.3, and 15.4(b). Sublessee acknowledges that Sublessor's sole obligation with respect to any obligations of the Master Landlord under the Lease shall be to request the performance of the same by the Master Landlord, and that Sublessor shall have no liability to Sublessee if Sublessor fails to render any required performance. Any references to "Landlord" contained in the following sections of the Master Lease shall be deemed to refer to both Sublessor and the Master Landlord: Sections 4.1, the last reference in section 4.6, 5.2, 7.2 (except for subsection (d)), 9.1, 9.3, 10.3, 15.1, and 15.5.

The provisions of the Master Lease as set forth in Section 7.3 of the Sublease shall be incorporated into the Sublease, except as follows: (a) each reference in such incorporated sections to "Lease" and "Premises" shall be deemed a reference to "Sublease" and the Premises hereunder, respectively; (b) each reference to the Lease term shall mean the Sublease term; (c) references to Landlord in Sections 1.9, 5.4, 6.3 (except for common areas between Sublessor and Sublessee), 8.2, 9.1(a)(3), 11.2 and 12.1 shall mean Master Lessor; (d) Sublessee's Share of the Building shall be based on the rentable square footage. In the event of an inconsistency between the incorporated provisions and the express provisions of the Sublease, the express provisions shall prevail.

     5. Waiver of Subrogation. Notwithstanding anything to the contrary herein, the parties hereto release each other and their respective agents, employees, successors and assigns from all liability for injury to any person or damage to any property that is caused by or results from a risk which is actually insured against or which would normally be covered by "all risk" property insurance.

     6. Indemnity. Sublessor shall not be released or indemnified from, and shall indemnify, defend, protect and hold harmless Sublessee from, all damages, losses, liabilities, claims, attorneys' fees, costs and expenses arising from the GROSS negligence or willful misconduct of Sublessor or its agents, contractors, licensees or invitees or a breach of Sublessor's obligations or representations under the Sublease.

     7. Master Lease Common Operating Expenses. In no event shall Sublessee's obligation to pay "Common Operating Expenses" exceed the amount attributable to the Premises due and payable by Sublessor under the Master Lease. Sublessee shall pay such amounts as and when the same are due and payable to Master Lessor under the Master Lease. Sublessee shall be entitled to pro rata share of all credits, if any, given by Master Lessor to Sublessor for Sublessor's overpayment of such expenses.

     8. Common Areas. Sublessee shall have the non-exclusive right to use at all times the first floor restrooms located in the Building and the hallway leading from the Premises to such restrooms. In addition, Sublessee shall have the right to use Sublessor's security system. Sublessor shall maintain such security system in good operating order.

     9. Notices. Notices to Sublessee and Sublessor shall each be delivered to the Premises, Attn: Chief Financial Officer.

     10. Signage. Sublessee shall have the right to install, at its sole cost, its name on (a) a reasonable portion of the Building monument sign and (b) the entry door to its Premises. Signage will be subject to all signage provisions contained in the Master Lease.

     11. Sublessor's Obligations. Sublessor shall fully perform all of its obligations under the Master Lease to the extent Sublessee has not expressly agreed to perform such obligations under the Sublease. Sublessor shall not, without Sublessee's prior written consent, terminate the Master Lease, amend or waive any provisions under the Master Lease or make any elections, exercise any right or remedy or give any consent or approval under the Master Lease in such a manner as to adversely effect the Sublease. Sublessor, with respect to the obligations of Master Lessor under the Master Lease, shall use Sublessor's diligent good faith efforts (not including the expenditure of substantial monies or the institution of legal proceedings -- Sublessee shall promptly reimburse Sublessor all amounts so expended) to cause Master Lessor to perform such obligations for the benefit of Sublessee.

     12. Quite Enjoyment. In the event that Sublessor defaults in the performance or observance of any of Sublessor's remaining obligations under the Master Lease or fails to perform Sublessor's stated obligations under the Sublease, then Sublessee shall give Sublessor notice specifying in what manner Sublessor has defaulted, and if such default shall not be cured by Sublessor within thirty (30) days thereafter (except that if such default cannot be cured within said thirty (30) day period, this period shall be extended for an additional reasonable time, provided that Sublessor commences to cure such default within such thirty (30) day period and proceeds diligently thereafter to effect such cure as quickly as possible), then Sublessee shall be entitled to cure such default and promptly collect from Sublessor Sublessee's reasonable expenses in so doing (including, without limitation, reasonable attorneys' fees and court costs). Sublessee shall not be required, however, to wait the entire cure period described herein if earlier action is required to comply with the Master Lease or with any applicable governmental law, regulation or order. Sublessor shall not enter into any agreement with the Master Landlord or any other party which would have the effect of terminating the Master Lease or disrupting the occupancy and quiet enjoyment of the Premises by Sublessee. In addition, Sublessor shall use its best efforts to secure a non-disturbance agreement for Sublessee from Master Landlord within thirty (30) days of Sublease execution.

     13. Approvals. Whenever the Sublease requires an approval, consent, designation, determination or judgment by either Sublessor or Sublessee, unless another standard is expressly set forth, such approval, consent, designation, determination or judgment shall not be unreasonably withheld or delayed.

     14. Consent of Master Lessor. Under Section 9.1 of the Sublease the words "10 days" is deleted and the words "thirty (30) days" are substituted therefore.

     15. Sublessor & Sublessee Common Expenses. Sublessee shall reimburse Sublessor for any and all maintenance and operating expenses incurred, in addition to the Master Lessor Operating Expenses, for electrical and water utilities, heating and air conditioning services and repairs, window cleaning, janitorial services, security, and any other reasonable expense incurred by the Sublessor that benefits or is utilized by Sublessee pro rated on the basis of twenty-two and seven-tenths percent (22.7%). Sublessee shall reimburse Sublessor, each month DURING THE TERM, for the maintenance of any building system, or pay for OR PERFORM any repairs or replacements due to the willful misconduct or negligence by Sublessee or its agents.

     16. Exclusions of Master Lease. The following sections of the Master Lease are hereby excluded from this Sublease: Sections 2.3, 2.5, 15.13, Exhibits B and C and Addendum No. 1.

     17. Broker's Fee. Paragraph 10.1 is revised to read Colliers International, as exclusive agent for Sublessee shall be paid a full commission by Sublessor pursuant to a separate agreement with CPS, The Commercial Property Services Company. CPS is to be compensated by Sublessor according to the same separate agreement; however, CPS is due one-half (1/2) of the stated full commission. In addition, Sections 10.2, 10.3 and 10.4 shall be deleted in their entirety. Sublessor shall indemnify Sublessee against any claims from Colliers International and/or CPS for commissions related to this Sublease.

     18. Additional Provisions. Paragraphs 12.1 and 12.2 of the Sublease are deleted in their entirety and the following substituted therefore.

     19. Parking. Sublessee shall be permitted to utilize sixty (60) on-site parking stalls allocated to the Sublessor under the Master Lease.

     20. Notwithstanding anything herein to the contrary, Sublessee shall not be liable to Master Landlord or Sublessor for any condition or act of Sublessor which occurs outside the Sublease Premises.

     21. EFFECT OF ADDENDUM. All terms with initial capital letters used herein as defined terms shall have the meanings ascribed to them in the Sublease unless specifically defined herein.

IN WITNESS WHEREOF, said parties hereunto subscribe their names.

SUBLESSOR:                         SUBLESSEE:

SAVI TECHNOLOGY, INC.              INFOGRAMES, INC.

By:    illegible                   By:    Yves Blehaut
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Title: CFO                         Title: Senior Vice President
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Date:  6/21/01                     Date:
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